EXHIBIT 99.1

(Liggett, Vogt & Webb, P.A. Letterhead)

January 5, 2016

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Ladies and Gentlemen:

We have read Item 4.01 of Form 8-K dated January 5, 2016 of American Bio Medica Corporation and are in agreement with the statements contained first sentence with regards to the dismissal of Liggett, Vogt & Webb, P.A. of the first paragraph, the second, third and fourth paragraphs therein in their entirety. We have no basis to agree or disagree with other statements of the Registrant contained therein.

/s/ Liggett, Vogt & Webb, P.A.

Certified Public Accountants